EXECUTION

______________________________________________________________________________

OPTION ONE MORTGAGE CORPORATION,

as Servicer

and

AURORA LOAN SERVICES INC.,

as Master Servicer

and

LEHMAN BROTHERS HOLDINGS INC.,

as Seller

_____________________________

Structured Asset Securities Corporation
Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates, Series 2003-BC12

SERVICING AGREEMENT
(for Option One Servicing–Retained Mortgage Loans)

Dated as of November 1, 2003

_____________________________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

ARTICLE II. SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

14

Section 2.02.

Books and Records.

14

ARTICLE III. SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

15

Section 3.02.

Collection of Mortgage Loan Payments.

16

Section 3.03.

Establishment of and Deposits to Custodial Account.

17

Section 3.04.

Permitted Withdrawals From Custodial Account.

18

Section 3.05.

Establishment of and Deposits to Escrow Account.

20

Section 3.06.

Permitted Withdrawals From Escrow Account.

21

Section 3.07.

Restoration of Mortgaged Property.

22

Section 3.08.

Fidelity Bond and Errors and Omissions Insurance.

22

Section 3.09.

Notification of Adjustments.

23

Section 3.10.

Payment of Taxes, Insurance and Other Charges.

23

Section 3.11.

Protection of Accounts.

24

Section 3.12.

Title, Management and Disposition of REO Property.

24

Section 3.13.

Real Estate Owned Reports.

26

Section 3.14.

[Reserved].

27

Section 3.15.

Waiver of Prepayment Penalties.

27

Section 3.16.

Servicing and Administration of PMI Policies.

27

Section 3.17.

Maintenance of Hazard Insurance.

28

Section 3.18.

Realization Upon Defaulted Mortgage Loans.

29

Section 3.19.

Enforcement of Due-On-Sale Clauses; Assumption Agreement.

30

ARTICLE IV. PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

31

Section 4.02.

Statements to Master Servicer.

32

Section 4.03.

Monthly Advances by Servicer.

32

Section 4.04.

Compensating Interest.

33

Section 4.05.

Credit Reporting.

33

ARTICLE V. GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

34

Section 5.02.

Annual Audit Report.

34

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

35

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

37

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

38

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

38

ARTICLE VII. THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

39

Section 7.02.

Limitation on Liability of the Servicer and Others.

39

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

40

Section 7.04.

Subservicing Agreements and Successor Subservicer.

40

Section 7.05.

Inspection.

41

ARTICLE VIII. TERMINATION

Section 8.01.

Termination for Cause.

42

Section 8.02.

Termination Without Cause.

43

Section 8.03.

Termination for Distressed Mortgage Loans.

44

Section 8.04.

[RESERVED]

45

ARTICLE IX. MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

45

Section 9.02.

Costs.

47

Section 9.03.

Notices.

47

Section 9.04.

Severability Clause.

49

Section 9.05.

No Personal Solicitation.

49

Section 9.06.

Counterparts.

49

Section 9.07.

Place of Delivery and Governing Law.

50

Section 9.08.

Further Agreements.

50

Section 9.09.

Intention of the Parties.

50

Section 9.10.

Successors and Assigns; Assignment of Servicing Agreement.

50

Section 9.11.

Assignment by Seller.

50

Section 9.12.

Amendment.

50

Section 9.13.

Waivers.

51

Section 9.14.

Exhibits.

51

Section 9.15.

Intended Third Party Beneficiaries.

51

Section 9.16.

Confidentiality.

51

Section 9.17.

General Interpretive Principles.

54

Section 9.18.

Reproduction of Documents.

54

EXHIBITS

EXHIBIT A

Schedule of Mortgage Loans (including Prepayment Charge Schedule)

EXHIBIT B

Custodial Account Letter Agreement

EXHIBIT C

Escrow Account Letter Agreement

EXHIBIT D-1

Master Servicer Data Field Requirements

EXHIBIT D-2

Master Servicer Standard Layout

EXHIBIT E

Schedule of Termination Fees

EXHIBIT F

SAIL 2003-BC12 Trust Agreement

EXHIBIT G

Form of Certification to be Provided to the Depositor, the Trustee, and the Master Servicer by the Servicer

EXHIBIT H

Fannie-Mae Guide No. 95-19

SERVICING AGREEMENT

THIS SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of November, 2003, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“LBH” or the “Seller”), OPTION ONE MORTGAGE CORPORATION, a California corporation (“the Servicer”), having its principal executive offices at 3 Ada, Irvine, California 92618, AURORA LOAN SERVICES INC., as Master Servicer (the “Master Servicer”), and acknowledged by WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under the Trust Agreement (as defined herein, with a copy attached hereto as Exhibit F), recites and provides as follows:

RECITALS

WHEREAS, the Servicer, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4 and Lehman Brothers Bank, FSB (the “Bank”) are parties to a Seller’s Warranties and Servicing Agreement, dated October 23, 2003 (Group No. 2003 LBB/004) (the “Bank Servicing Agreements”), pursuant to which the Servicer currently services certain mortgage loans for the Bank (the “Bank Mortgage Loans”);

WHEREAS, at or prior to the Closing Date (as defined herein) pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2003, the Bank shall assign all of its right, title and interest in and to certain Bank Mortgage Loans to LBH, and LBH shall assume all the rights and obligations of the Bank with respect to such Bank Mortgage Loans under the Bank Servicing Agreements;

WHEREAS, LBH has conveyed the Bank Mortgage Loans identified on Exhibit A hereto (collectively, the “Mortgage Loans”) on a servicing-retained basis to Structured Asset Securities Corporation (the “Depositor”), which in turn has conveyed the Mortgage Loans to the Trustee under a trust agreement dated as of November 1, 2003 (the “Trust Agreement”), among the Trustee, the Depositor, the Master Servicer and The Murrayhill Company, as the credit risk manager (the “Credit Risk Manager”);

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P and the Class X Certificates, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class P and Class X Certificates;

WHEREAS, subsequent to the Closing Date, Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class P and the Class X Certificates and all payments and all other proceeds received thereunder to an owner trust or special purpose corporation in which it will hold the sole equity interest, and which owner trust or special purpose corporation will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers, it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the rights of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder with or without cause, as provided herein and accordingly, the Servicer shall no longer service the Mortgage Loans pursuant to the applicable seller’s warranties and servicing agreements, but instead shall service the Mortgage Loans pursuant to this Agreement for so long as the Mortgage Loans remain subject to the Trust Agreement;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer under this Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, the Seller and the Servicer intend that the Trustee and the NIMS Insurer each be an intended third party beneficiary of this Agreement, but that the rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on the NIM Securities;

WHEREAS, the Seller and the Servicer acknowledge and agree that certain of the Seller’s rights and obligations under this Agreement (exclusive of the Servicer’s rights and obligations as owner of the servicing rights relating to the Mortgage Loans and the Seller’s obligations pursuant to (i) Sections 8.03(a) and 8.03(b) and (ii) Section 9.02, all of which rights and obligations will remain with the Seller or be delegated or assigned by the Master Servicer) will be assigned by the Seller to the Depositor pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2003, and by the Depositor to the Trustee pursuant to the Trust Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer, the Seller and the Servicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows (except as otherwise agreed in writing by the parties):

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices that prudent mortgage lending institutions would employ in servicing their own portfolio of mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

Adjustable Rate Mortgage Loan:  A Mortgage Loan serviced pursuant to this Agreement under which the Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the related Mortgage Note.

Advancing Person:  As defined in Section 4.03 hereof.

Agreement:  This Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans (other than the (i) Servicing Fee or (ii) Prepayment Charges or Servicer Prepayment Charge Payment Amounts attributable to the Mortgage Loans), including but not limited to late charges, any interest paid on funds deposited in the Trust Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

Balloon Mortgage Loan:  Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its originally scheduled Maturity Date and which has a final scheduled payment that is proportionately large in comparison to other scheduled payments.

Balloon Payment:  The final scheduled payment in respect of a Balloon Mortgage Loan.

Bank:  As defined in the first RECITAL of this Agreement.

Business Day:  Any day other than (i) a Saturday or Sunday or (ii) a day on which banking and savings and loan institutions in the States of California, Florida, New York, Maryland and the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to be closed.

Where any reference is made in this Agreement to more than one Business Day, such reference, except as otherwise expressly provided herein, shall mean consecutive Business Days.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Certificate Registrar:  The registrar appointed pursuant to Section 3.02 of the Trust Agreement.

Closing Date:  November 26, 2003.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Compensating Interest Maximum Amount:  With respect to each Due Period, an amount equal to one-twelfth the product of (i) 0.50% per annum and (ii) the outstanding principal balance of the Mortgage Loans as of the related Determination Date.

Condemnation Proceeds:  All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Costs:  For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

Custodial Account:  The separate account or accounts created and maintained by the Servicer pursuant to Section 3.03.  Initially, the Trust Custodial Account will constitute the only Custodial Account established under this Agreement.

Custodial Agreement:  Each custodial arrangement relating to custody of the Mortgage Loans between a Custodian and the Trustee, which is provided for in Article II of the Trust Agreement.

Custodians:  Each of Deutsche Bank National Trust Company and Wells Fargo Bank Minnesota, National Association, and their respective successors and assigns.

Cut-off Date:  November 1, 2003.

Delinquent:  For reporting purposes, a Mortgage Loan is “Delinquent” when any payment contractually due thereon has not been made by the close of business on the Due Date therefore.  Such Mortgage Loan is “30 days Delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is not such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month.  Similarly for “60 days Delinquent” and the second immediately succeeding month and “90 days Delinquent” and the third immediately succeeding month.

Depositor: Structured Asset Securities Corporation, a Delaware corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  As of any Transfer Date, any Mortgage Loan that was Delinquent in payment for a period of 90 days or more as of the first calendar day of the month in which such Transfer Date occurs, without giving effect to any grace period permitted by the related Mortgage Note or for which the Servicer has accepted a deed in lieu of foreclosure.  No Mortgage Loan shall be considered Delinquent for the purpose of this definition by virtue of the related Mortgagor having made payment to the prior servicer.

Distribution Date:  Commencing in December 2003 the 25th day of each month (or if such day is not a Business Day, the next succeeding Business Day).

Due Date:  The day of the calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the calendar month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, including Federal Housing Administration debentures, but excluding any of such securities whose terms do not provide for a payment of a fixed dollar amount upon maturity or call for redemption (“Direct Obligations”) and Freddie Mac senior debt obligations;

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee, the Master Servicer or any agent of the Trustee or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Custodial Account to exceed 20% of the aggregate principal amount of all Eligible Investments in the Trust Custodial Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC (as defined in the Trust Agreement);

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIM Securities.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or any affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with the Fannie Mae Guide or Freddie Mac Guide.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any of the events which may result in a termination for cause set forth in Section 8.01.

Fannie Mae:  The Federal National Mortgage Association or any successor thereto.

Fannie Mae Guide:  The Fannie Mae Single Family Seller/Servicer Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with the Fannie Mae or Freddie Mac Guide.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than any Mortgage Loan or REO Property repurchased from the Trust), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expect to be finally recoverable in respect thereof have been so recovered.

Fitch:  Fitch Ratings or any successor in interest.

Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor thereto.

Freddie Mac Guide:  The Freddie Mac Single Family Seller/Servicer Guide and all amendments or additions thereto.

Ginnie Mae:  The Government National Mortgage Association or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including, but not limited to, proceeds of any hazard or flood insurance policy or any PMI Policy, to the extent any such proceeds are not to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Master Servicer:  Aurora Loan Services Inc., or any successor in interest, or if any successor Master Servicer shall be appointed as provided in the Trust Agreement, then such successor Master Servicer.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan, and that was Delinquent at the close of business on the first day of the month in which such Remittance Date occurs or was deferred pursuant to Section 3.01(c), but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) in respect of such Mortgage Loan.  To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note after giving effect to any applicable Relief Act Reduction.

Mortgage Loan:  An individual mortgage loan that is the subject of this Agreement, each mortgage loan subject to this Agreement being identified on the Mortgage Loan Schedule attached as Exhibit A hereto, which mortgage loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans, attached hereto as Exhibit A, setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including, but not limited to (i) a data field indicating whether such Mortgage Loan is insured under PMI Policy and identifying the related Qualified Insurer, (ii) a Prepayment Charge Schedule, (iii) a data field indicating the applicable originator and applicable Custodian of the related Mortgage Loan File and (iv) a data field indicating whether the Mortgage Loan is a Stepped Servicing Fee Mortgage Loan.

Mortgage Note:  The original, executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

NIM Securities:  As defined in the sixth RECITAL to this Agreement.

NIMS Insurer:  As defined in the seventh RECITAL to this Agreement.

Nonrecoverable Advance:  A Monthly Advance that the Servicer has determined would not be recoverable from collections or other recoveries in respect of a Mortgage Loan, such determination to be endorsed by a certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and consideration of the Servicer forming the basis of its determination.

Notice Date:  The fifteenth calendar day preceding each Transfer Date, or, if such day is not a Business Day, the immediately preceding Business Day.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, a Servicing Officer, the Master Servicer, or the Seller, as applicable.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Trustee, the Master Servicer, the NIMS Insurer and the Seller, provided that any Opinion of Counsel relating to qualification of the Mortgage Loans in a REMIC or compliance with the REMIC Provisions must be an opinion of counsel acceptable to the Trustee, the Master Servicer, the NIMS Insurer and the Seller, who (i) is in fact independent of the Seller, the Servicer, or any Master Servicer (ii) does not have any material direct or indirect financial interest in the Seller or the Servicer, or any Master Servicer or any affiliate of any such entity and (iii) is not connected with the Seller or Servicer, or any Master Servicer as an officer, employee, director or person performing similar functions.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Insurer:  Any Qualified Insurer issuing a PMI Policy with respect to the Mortgage Loans.

PMI Policy:  A policy of primary mortgage guaranty insurance including all endorsements thereto issued by a Qualified Insurer, as required by this Agreement or the Trust Agreement with respect to certain Mortgage Loans whether acquired by the Mortgagor, the lender or the Seller on behalf of the Trust Fund.

Prepayment Charge:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Prepayment Period in accordance with the terms thereof.

Prepayment Charge Schedule:  A data field in the Mortgage Loan Schedule attached as Exhibit A which sets forth the amount or method of calculation of the Prepayment Charge and the term during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Prepayment Period:  With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Distribution Date occurs, and ending on the first day of the month of such Remittance Date.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any payment by a Mortgagor of principal (other than a Balloon Payment) or other recovery of principal on a Mortgage Loan (including any payment or recovery of principal in connection with a purchase of a Mortgage Loan by the Seller, the Servicer, the NIMS Insurer or any other Person) that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note.

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 8.03(c), an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the Due Date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan.

Qualified Depository:  Any of (i) a depository the accounts of which are insured by the FDIC (to the limits established by such corporation) and the debt obligations of which are rated P-1 by Moody’s (or its equivalent) or better by each Rating Agency; or (ii) the corporate trust department of any bank the debt obligations of which are rated A-1 by S&P and F-1 by Fitch (or its equivalent) or better by each Rating Agency.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Freddie Mac and/or Fannie Mae.

Rating Agency:  Each of Fitch and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Person, designated by the Seller, notice of which designation shall be given to the NIMS Insurer, the Master Servicer and the Servicer.

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any calendar month.

REO Disposition:  The final sale or other disposition by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.12.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or by deed in lieu of foreclosure pursuant to Section 3.12 hereof.

Residual Certificate:  The Class R Certificate.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

Servicer:  Option One Mortgage Corporation or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicer Prepayment Charge Payment Amount:  The amount payable by the Servicer in respect of any impermissibly waived Prepayment Charges pursuant to Section 3.15 hereof.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Monthly Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement of administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property (including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 3.12 hereof) if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the Freddie Mac Guide.

Servicing Fee:  With respect to each Due Period and any Mortgage Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the outstanding principal balance of such Mortgage Loan as of the related Determination Date.  The Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds to the extent permitted by Section 3.04 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement.

Servicing Fee Rate:  With respect to each Mortgage Loan and (i) the first 10 Due Periods after the Cut-off Date, (i.e., the 1st through the 10th Due Period), 0.30% per annum, (ii) the next 20 Due Periods after the Cut-off Date, (i.e., the 11th through the 30th Due Period) 0.40% per annum, (iii) the next 18 Due Periods after the Cut-off Date, 0.65% per annum (i.e., the 31st through the 48th Due Period) and (iv) thereafter (i.e., the 49th Due Period and thereafter), 0.80% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Special Servicer:  The person designated by the Seller (with the prior consent of the Master Servicer and the NIMS Insurer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.03 hereof.

Stepped Servicing Fee Mortgage Loans:  The Bank Mortgage Loans, all of which have increasing Servicing Fee Rates and are noted as Stepped Servicing Fee Mortgage Loans on the Mortgage Loan Schedule.

            Termination Fee:  The amount that the Seller shall be required to pay to the Servicer as liquidated damages as a result of the Seller terminating this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02 (a)(iii) hereof.

Termination Fee Percentage:  The termination fee percentage set forth in Exhibit E hereto and incorporated herein.

Transfer Date:  The fourth calendar day of each month, or, if such day is not a Business Day, the next succeeding Business Day.  Each transfer of servicing on a Transfer Date shall be deemed to be effective immediately following the close of business on such Transfer Date.

Trust Agreement:  As defined in the second RECITAL of this Agreement.

Trust Custodial Account:  As defined in Section 3.03.

Trust Fund:  The trust fund established by the Trust Agreement known as the “Structured Asset Investment Loan Trust, 2003-BC12,” the assets of which consist of the Mortgage Loans and any related assets.

Trustee:  Wells Fargo Bank Minnesota, National Association, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date, the Servicer shall have in its possession the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.  Each Servicing File in its possession shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02.

Books and Records.

(a)

An Assignment of Mortgage in favor of the Trustee shall be recorded as to each Mortgage Loan unless instructions to the contrary are delivered to the Servicer and the NIMS Insurer, in writing, by the Trustee.  Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer at its sole expense, shall cause to be properly recorded in each public recording office where such Mortgage Loans are recorded each Assignment of Mortgage.  Notwithstanding the foregoing, the Servicer shall not cause to be recorded any Assignment which relates to a Mortgage Loan in a jurisdiction where the Rating Agencies do not require recordation; provided further, however, notwithstanding the foregoing, upon the occurrence of certain events set forth in the Trust Agreement, each such assignment of Mortgage shall be recorded by the Servicer or the Trustee as set forth in the Trust Agreement.  Any costs associated with the recording of such Assignments of Mortgage and other relevant documents will be borne by the Servicer, provided, however, if the Servicer fails to pay the cost of recording, such expense will be paid by the Trust Fund prior to any distribution to Certificateholders.  With respect to any expenses of such recording costs which shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder.  The Seller, upon receipt of an invoice, shall reimburse the Servicer within five (5) Business Days.

(b)

Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the Mortgage Loans.

(c)

All rights arising out of the Mortgage Loans shall be vested in the Trustee (exclusive of the Servicer’s rights and obligations as owner of the servicing rights), subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to in Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

The Seller and the Servicer additionally agree as follows:

(a)

If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

(b)

The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

(c)

The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

Consistent with the terms of this Agreement and except as provided in Section 3.15 hereof, the Servicer may waive any late payment charge, assumption fee or other fee (other than a Prepayment Charge) that may be collected in the ordinary course of servicing the Mortgage Loans.  The Servicer shall not make any future advances to any Mortgagor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate (except for modifications relating to Relief Act Reduction), defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer, within the later of fifteen days from the Closing Date or within fifteen days of such Servicer request, any powers of attorney (one for each county in which any of the Mortgaged Properties are located) and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause the REMIC or trust fund created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

Section 3.02.

Collection of Mortgage Loan Payments.

Continually from the Closing Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 3.03.

Establishment of and Deposits to Custodial Account.

(a)

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain a Custodial Account, in the form of time deposit or demand account, titled “Option One Mortgage Corporation in trust for Wells Fargo Bank Minnesota, National Association, as Trustee for Structured Asset Investment Loan Trust, 2003-BC12” and referred to herein as the “Trust Custodial Account.”  The Trust Custodial Account shall be established with a Qualified Depository.  Any funds deposited in the Trust Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof.  Funds deposited in the Trust Custodial Account may be drawn on by the Servicer in accordance with Section 3.04(a) hereof .  The creation of the Trust Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B.  A copy of such certification or letter agreement shall be furnished to the Master Servicer, the NIMS Insurer and, upon request, to any subsequent owner of the Mortgage Loans.

(b)

The Servicer shall deposit in the Trust Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) or received by the Servicer prior to the Cut-off Date but allocable to the period subsequent thereto:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Prepayment Charges or any Servicer Prepayment Charge Payment Amounts to the Trust Fund;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds (other than any amounts immediately applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor);

(vi)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

(vii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution, made from the Servicer’s own funds, without reimbursement up to a maximum amount equal to the Compensating Interest Maximum Amount;

(viii)

all Monthly Advances made by the Servicer or an Advancing Person pursuant to Section 4.03;

(ix)

any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

(x)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(xi)

any amounts required to be deposited pursuant to Section 3.11 in connection with any losses realized on Eligible Investments with respect to funds held in the Trust Custodial Account;

(xii)

any amounts required to be deposited by the Servicer pursuant to Section 3.16(a) in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of its obligations hereunder or under a PMI Policy;

(xiii)

any amounts received by it under any PMI Policy; and

(xiv)

any other amount required hereunder to be deposited by the Servicer in the Trust Custodial Account.

The foregoing requirements for deposit into the Trust Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing payments in the nature of (i) late payment charges and insufficient fund charges, (ii) assumption fees, (iii) other Ancillary Income and (iv) the Servicing Fee need not be deposited by the Servicer into the Trust Custodial Account.

Any interest paid on funds deposited in the Trust Custodial Account by the depository institution shall accrue to the benefit of the Servicer as additional servicing compensation and the Servicer shall be entitled to retain and withdraw such interest from the Trust Custodial Account pursuant to Section 3.04 (iv) of this Agreement.  Additionally, any other benefit derived from the Trust Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue for the benefit of the Servicer.

Section 3.04.

Permitted Withdrawals From Custodial Account.

(a)

The Servicer shall, from time to time, withdraw funds from the Trust Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Trust Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iii)

to pay itself investment earnings on funds deposited in the Trust Custodial Account;

(iv)

to clear and terminate the Trust Custodial Account upon the termination of this Agreement;

(v)

to transfer funds to another Qualified Depository in accordance with Section 3.11 hereof;

(vi)

to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

(vii)

to reimburse itself to the extent of funds held in the Trust Custodial Account for Monthly Advances of the Servicer’s funds made pursuant to Section 4.03.  The Servicer’s right to reimburse itself pursuant to this subclause (vii) with respect to any Mortgage Loan shall be limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that in the case of any such reimbursement the Servicer’s right thereto shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds, Condemnation Proceeds, REO Disposition Proceeds  or Insurance Proceeds with respect to such Mortgage Loan from any funds in the Trust Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund.  The Servicer may recover at any time from amounts on deposit in the Trust Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the Mortgage Loan.  In addition, the Servicer may, at any time, withdraw from the Trust Custodial Account funds that were not included in the Total Distribution Amount (as defined in the Trust Agreement) for the preceding Distribution Date to reimburse itself for Monthly Advances previously made by the Servicer; and

(viii)

to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer’s right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of the related Mortgage Loan, the Servicer may reimburse itself for any such unreimbursed Servicing Advances or any unpaid Servicing Fees in excess of such Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds with respect to such Mortgage Loan from any funds in the Trust Custodial Account, it being understood that, in case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(ix)

to reimburse the Servicer for expenses incurred by, and reimbursable to, the Servicer pursuant to Section 6.03, but only to extent such amounts are determined to be reimbursable by the Trust Fund pursuant to Section 6.03;

(x)

to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Section 3.12 to the extent not previously reimbursed under clause (ix) of this Section 3.04;

(xi)

to withdraw funds necessary for the operation, management and maintenance of any REO related property to the extent not previously reimbursed under clause (viii) of this Section 3.04; and

(xii)

to withdraw any funds deposited to the Trust Custodial Account in error.

Notwithstanding the foregoing clauses (vii) and (viii), no Monthly Advances or Servicing Advances shall be required to be made by the Servicer if such Monthly Advance or Servicing Advance would, if made, be, in the Servicer’s reasonable judgment, nonrecoverable.  The determination by the Servicer that it has made a nonrecoverable Monthly Advance or Servicing Advance, or that any proposed Monthly Advance or Servicing Advance would be a nonrecoverable advance, shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Master Servicer and the NIMS Insurer.

Section 3.05.

Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Option One Mortgage Corporation in trust for Wells Fargo Bank Minnesota, National Association, as Trustee for Structured Asset Investment Loan Trust, 2003-BC12.”  The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C.  A copy of such certification or letter agreement shall be furnished to the Master Servicer and the NIMS Insurer and, upon request, to any subsequent owner of the Mortgage Loans.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the benefit of the Servicer.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iii)

as permitted by applicable state law, for transfer to the Trust Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(iv)

for application to restore or repair the Mortgaged Property in accordance with the Freddie Mac or Fannie Mae Guides;

(v)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vi)

to reimburse itself for any Servicing Advances made with respect to Escrow Payments for a Mortgage Loan or the related Mortgaged Properties;

(vii)

to withdraw any funds deposited into the Escrow Account inadvertently in error; and

(viii)

to clear and terminate the Escrow Account on the termination of this Agreement.

The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Trust Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.

Section 3.07.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, with respect to claims of $10,000 or more, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(i)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(ii)

the Servicer shall verify that the Mortgage Loan is not 60 or more days delinquent;

(iii)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in a restricted escrow account;

With respect to claims of less than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds;

(iv)

the related Mortgagor shall provide an affidavit verifying the completion of repairs and issuance of any required approvals with respect thereto;

(v)

the Servicer shall verify the total amount of the claim with the applicable insurance company; and

(vi)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in a restricted escrow account.  If the Trustee is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

Section 3.08.

Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance the minimum coverage of which shall be at least equal to the coverage required by Freddie Mac in the Freddie Mac Guide or Fannie Mae in the Fannie Mae Guides (unless a waiver of such requirement has been obtained by the Servicer from either Freddie Mac or Fannie Mae).  Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers, shall be in such form and amount as would permit the Servicer to be qualified as a Fannie Mae or Freddie Mac seller/servicer, and shall by its terms not be cancelable without thirty days’ prior written notice to the Master Servicer and the NIMS Insurer.  The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  The Servicer shall furnish to the Master Servicer and the NIMS Insurer a copy of each such bond and insurance policy upon their request.

Section 3.09.

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Trust Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

Section 3.10.

Payment of Taxes, Insurance and Other Charges.

With respect to each escrowed Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable regulations.  The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.  With respect to non-escrowed Mortgage Loans, the Servicer shall employ Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they are first to become due and to ensure that the Mortgaged Property is not subjected to a tax lien as a result of nonpayment and that such Mortgaged Property is not left uninsured.  The Servicer shall advance its funds to effect payments on any such delinquent payments to avoid lapse of insurance coverage on the Mortgage Property or to avoid the sale or other loss of the Mortgaged Property to a tax lien.  Such advances made by the Servicer shall be considered Servicing Advances subject to reimbursement pursuant to Section 3.04 herein.

Section 3.11.

Protection of Accounts.

The Servicer may transfer any Custodial Account or any Escrow Account to a different Qualified Depository from time to time.  The Servicer shall give notice to the NIMS Insurer and the Master Servicer of the location of each Custodial Account maintained by it with respect to the Mortgage Loans when established and prior to any change thereof.

The Servicer shall bear any expenses, losses or damages sustained by the Trustee or the Master Servicer if the Trust Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Trust Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Trust Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the “Insured Amount”), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Trust Custodial Account or the Escrow Account.  Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Trust Custodial Account or the Escrow Account by the Servicer out of its own funds immediately as realized.

Section 3.12.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trust Fund.

Notwithstanding anything to the contrary contained in this Section 3.12, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master Servicer or NIMS Insurer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer.  Upon completion of the inspection, the Servicer shall provide the Master Servicer and NIMS Insurer with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of both the Master Servicer and the NIMS Insurer proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer and/or the NIMS Insurer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless either notifies the Servicer in writing, within three (3) days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Trust Custodial Account.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the NIMS Insurer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provide a copy of the same to the NIMS Insurer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

The Servicer shall also maintain on each REO Property hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the Mortgage Loan at the time it becomes an REO Property.

Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer and the NIMS Insurer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer and/or the NIMS Insurer shall be deemed to have approved the sale of any REO Property unless either of them notifies the Servicer in writing, within three (3) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.  The proceeds of sale of the REO Property shall be promptly deposited in the Trust Custodial Account.  After the expenses of such disposition shall have been paid, the Servicer shall reimburse itself pursuant to Section 3.04 hereof for any Servicing Advances, Servicing Fees and Monthly Advances it incurred with respect to such REO Property.

The Servicer shall withdraw from the Trust Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Freddie Mac Guides or the Fannie Mae Guide.  The Servicer shall make monthly distributions on each Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.13.

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish by electronic transmission to the Master Servicer, the Credit Risk Manager and the NIMS Insurer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as either the Master Servicer, the Credit Risk Manager or the NIMS Insurer shall reasonably request.

Section 3.14.

[Reserved].

Section 3.15.

Waiver of Prepayment Penalties.

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan.  If the Servicer or its designee fails to collect a Prepayment Charge or waives a Prepayment Charge except as provided in clauses (i), (ii) or (iii) below of this Section 3.15, at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Trust Fund at such time (by deposit to the Trust Custodial Account) an amount equal to the amount of the Prepayment Charge not collected.  Notwithstanding the above, the Servicer or its designee may waive (and shall waive, in the case of (iii) below) a Prepayment Charge without paying to the Trust Fund the amount of such Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, (ii) relates to a prepayment charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable laws or (iii) notwithstanding any state or federal law to the contrary, a Prepayment Charge in any instance when a Mortgage Loan is in foreclosure.

Section 3.16.

Servicing and Administration of PMI Policies.

(a)

The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer PMI Policies and to perform and enforce the rights under such Policies for its own account.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the PMI Policies.  The Servicer shall not take, or permit any subservicer to modify or assume a Mortgage Loan covered by a PMI Policy or take any other action with respect to such Mortgage Loan which would result in non-coverage under any PMI Policy of any loss which, but for the actions of the Servicer or subservicer, would have been covered thereunder.  If a PMI Insurer fails to pay a claim under a PMI Policy as a result of breach by the Servicer or a sub-servicer of its obligations hereunder or under a PMI Policy, the Servicer shall be required to deposit in the Trust Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the Trust Fund.  To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect the Insurance Policies for as long as any Certificates are outstanding.  The Servicer shall cooperate with each PMI Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any Mortgage Loan; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any reports to a PMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from LBH to appropriately code its servicing system in accordance with such PMI Insurer’s requirements.

(b)

The Servicer shall deposit into the Trust Custodial Account pursuant to Section 3.03(xiii) hereof all Insurance Proceeds received from the PMI Insurer under the terms of a PMI Policy.

(c)

Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

(d)

The Trustee shall furnish the Servicer with any powers of attorney and other documents (within fifteen (15) days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the Servicer to service and administer any PMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

Section 3.17.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the current principal balance of such Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than the amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.

Any payments by the Servicer for hazard insurance, other than as set forth in the last paragraph of this Section 3.17, shall be deemed Servicing Advances, reimbursable in accordance with Section 3.04(ix), to the extent not collected from the related Mortgagor.  The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property or amounts to be released to the Mortgagor subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Trust Custodial Account, subject to withdrawal pursuant to Section 3.04, if received in respect of a Mortgage Loan.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:III or better in Best’s Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.17, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.17, and there shall have been one or more losses which would have been covered by such policy, deposit to the Trust Custodial Account from its own funds without right of reimbursement the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

Section 3.18.

Realization Upon Defaulted Mortgage Loans.

(a)

The Servicer shall, consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including selling any such Mortgage Loans other than converting the ownership of the related properties) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.04.  The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such Mortgaged Property unless in its determination such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

(b)

If the Servicer determines that it is in the best economic interest of the Trust and the Certificateholders to sell a Distressed Mortgage Loan rather than foreclosing, the Servicer may effect such a sale.  The net proceeds of such sale shall be Liquidation Proceeds.

(c)

Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds, REO Disposition Proceeds or Condemnation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority:  first, to unpaid Servicing Fees; second, to reimburse the Servicer or any sub-servicer for any related unreimbursed Servicing Advances and  Monthly Advances pursuant to Section 3.04; third, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Mortgage Loan.

Section 3.19.

Enforcement of Due-On-Sale Clauses; Assumption Agreement.

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor.  In connection with any assumption or substitution, the Servicer shall apply its own underwriting standards should such standards follow such Accepted Servicing Practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it.  The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy.  Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof.  The Servicer shall notify the Master Servicer and the NIMS Insurer that any such substitution, modification or assumption agreement has been contemplated by forwarding to each of them a copy of such agreement (identifying the Mortgage File to which it relates).  The Servicer shall forward an original copy of such document to the related Custodian to be held by such Custodian with the other documents related to such Mortgage Loan.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever.  For purposes of this Section 3.19, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 3.20.

Safeguarding Customer Information.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Servicer shall promptly provide the Master Servicer, the Trustee and the NIMS Insurer information reasonably available to it regarding such security measures upon the reasonable request of the Master Servicer, the Trustee and the NIMS Insurer which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Seller to satisfy its obligations under the Guidelines.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Trust Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Trust Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Servicer or other Advancing Person is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Trust Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Trust Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Remittance Date and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Master Servicer or the Trustee.

All remittances required to be made to the Master Servicer shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank,

New York, New York

ABA# 021-000-021

Account Name:  Aurora Loan Services Inc.

Master Servicing Payment Closing Account No.:

Account No.:  066-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SAIL 2003-BC12

Section 4.02.

Statements to Master Servicer.

Not later than the 10th calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer (a) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or upon such other format mutually agreed to between the Servicer and the Master Servicer) and (b) all such information required pursuant to clause (a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the NIMS Insurer.

Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer, the NIMS Insurer and the Seller which includes on an aggregate basis for the previous Due Period (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied or curtailed and (iv) policies cancelled with respect to those Mortgage Loans covered by any PMI Policy purchased by the Seller on behalf of the Trust Fund.  In addition, the Servicer shall include in such monthly remittance advice any change in the Servicing Fee Rate for the related Due Period with respect to the Stepped Servicing Fee Mortgage Loans. The Master Servicer will convert such data into a format acceptable to the Trustee and provide monthly reports to the Trustee pursuant to the Trust Agreement; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to a PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with the PMI Insurer’s requirements.

In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2003, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer and the NIMS Insurer such information concerning the Mortgage Loans and annual remittances to the Master Servicer therefrom as is necessary for each Certificateholder to prepare its federal income tax return.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.

Beginning with calendar year 2003, the Servicer shall provide the Master Servicer, the Trustee and the NIMS Insurer with such information concerning the Mortgage Loans as is necessary for the Trustee to prepare the Trust Fund’s federal income tax return and for any investor in the Certificates to prepare any required tax return.

Section 4.03.

Monthly Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Trust Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were Delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Trust Custodial Account on or before any future Remittance Date if funds in the Trust Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the NIMS Insurer upon request.  No provision in this Agreement shall be construed as limiting the Servicer’s right to (i) pass through late collections on the related Mortgage Loans in lieu of making Monthly Advances (ii) reimburse itself for such Monthly Advances from late collections on the related Mortgage Loans or (iii) utilize an Advancing Person (as defined below).

The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loans; provided, however, the Servicer may cease to make Monthly Advances when it deems such Advance to be a Nonrecoverable Advance.

The Servicer may enter into a facility with any person which provides that such person (an “Advancing Person”) may fund Monthly Advances required under this Section 4.03 and/or Servicing Advances, although no such facility shall reduce or otherwise affect the Servicer’s obligation to fund such Monthly Advances and/or Servicing Advances.  Any Monthly Advances and/or Servicing Advances made by an Advancing Person shall be reimbursed to the Advancing Person by the Servicer in the same manner as reimbursements would be made to the Servicer under Section 3.04 if such Monthly Advances or Servicing Advance were funded by the Servicer; provided that neither the Master Servicer, the Trustee, the NIMS Insurer or the Trust Fund shall have any liability or obligation to make any payment to any Advancing Person, nor shall any of them have any liability for any Monthly Advances and/or Servicing Advances reimbursed to the Servicer rather than to an Advancing Person.

Section 4.04.

Compensating Interest.

The Servicer shall be required to deposit in the Trust Custodial Account, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the related Due Period.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefore, up to an amount equal to the lesser of (i) the Prepayment Interest Shortfall Amount or (ii) the Compensating Interest Maximum Amount.  The Servicer shall not be obligated to pay any Prepayment Interest Shortfall Amount with respect to any Relief Act Reduction or bankruptcy.

Section 4.05.

Credit Reporting.

For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit H, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc), foreclosed or charged off.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (a) the Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (b) Ancillary Income.  The Servicing Fee shall be payable monthly.

The obligation of the Trust Fund to pay the Servicing Fees is limited as provided in Section 3.04(a)(ii).  The aggregate of the Servicing Fees for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month.  The Servicer shall be entitled to recover any unpaid Servicing Fees, to the extent not remitted, out of Insurance Proceeds, Condemnation Proceeds, REO Disposition Proceeds or Liquidation Proceeds to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.12.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer.  The Servicer shall also be entitled pursuant to Section 3.04 and Section 3.06 to withdraw from the Trust  Custodial Account and Escrow Account, respectively, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.11.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.02.

Annual Audit Report.

Not later than the last day of February of each year commencing with the year 2004, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the NIMS Insurer, the Trustee, the Depositor and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.03.

Annual Officer’s Certificate.

(a)

Not later than the last day of February of each year commencing with the year 2004 the Servicer, at its own expense, will deliver to the Seller, the NIMS Insurer, the Trustee, the Depositor and the Master Servicer a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, no later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, the Depositor or the Trustee provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit G hereto.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES
AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Depositor and the Master Servicer as of the Closing Date:

(a)

Due Organization and Authority.  The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

(g)

Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae and Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac.  The Servicer is a member in good standing of the MERS system, if applicable;

(h)

No Untrue Information.  Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading;

(i)

No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)

Fair Credit Reporting Act.  The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis.

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller, the Depositor, the Master Servicer and the Trustee.  Upon discovery by any of the Servicer, the Master Servicer, the Depositor, the NIMS Insurer or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property, the priority of the security interest on such Mortgaged Property or the interest of the Seller, the Depositor, the Master Servicer or the NIMS Insurer, the party discovering such breach shall give prompt written notice to the others.

Within 60 days of the earlier of either discovery by or notice to the Servicer of a breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Master Servicer or the NIMS Insurer, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the NIMS Insurer.  Such assignment shall be made in accordance with Section 9.01 and 9.02.

In addition, the Servicer shall indemnify the Seller, the Master Servicer, the NIMS Insurer, the Depositor and the Trustee and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Seller, the Master Servicer, the Depositor, the NIMS Insurer and the Trustee hereunder respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller, the Depositor, the Master Servicer or the NIMS Insurer for compliance with this Agreement.

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

The Servicer shall indemnify each Seller (with respect to its related Mortgage Loans), the Depositor, the Trustee, the Master Servicer, the NIMS Insurer and the Trust Fund and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.03(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.03(b) or (ii) the failure of the Servicer to cause any event to occur which would have occurred if the Servicer were applying Accepted Servicing Practices under this Agreement.  The Servicer shall immediately notify each Seller (with respect to its related Mortgage Loans), the Depositor, the Master Servicer, the Trustee, the NIMS Insurer or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party in the event of an indemnified claim) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly appeal or pay, discharge and satisfy any judgment or decree which may be entered against it or any other party in respect of such claim and, in the event of a claim indemnified by any other party, follow any written instructions received from such indemnifying party in connection with such claim.  Subject to the Servicer’s indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement, the Servicer shall be promptly reimbursed from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence and any attorneys’ fees and other costs and expenses arising out of or in any way relating to the defense by Servicer of its right to such reimbursement or enforcement against any other party hereto of Servicer’s right to such reimbursement.

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the NIMS Insurer, the Master Servicer, the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor, the Master Servicer or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee, the NIMS Insurer or the Trust Fund now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

ARTICLE VII.

THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall, with the prior written consent of the Master Servicer and the NIMS Insurer, be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $15,000,000, and (ii) which is acceptable to the NIMS Insurer and is a Freddie Mac- or Fannie Mae-approved servicer in good standing.

Section 7.02.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Trustee hereunder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the NIMS Insurer and the Master Servicer, undertake any such action which it deems necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer and the NIMS Insurer, which consent, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the NIMS Insurer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or of the NIM Securities.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer and the NIMS Insurer, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller, the Master Servicer and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the NIMS Insurer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Seller, the Master Servicer and the NIMS Insurer.  No such resignation shall become effective until a successor acceptable to the NIMS Insurer shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Master Servicer and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04.

Subservicing Agreements and Successor Subservicer.

(a)

The Servicer may enter into subservicing agreements for any servicing and administration of the Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Servicer as indicated in writing, (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) which is acceptable to the NIMS Insurer.  For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property.  The Servicer shall give prior written notice to the Master Servicer and the NIMS Insurer of the appointment of any subservicer and shall furnish to the Master Servicer and the NIMS Insurer a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments.  Any such subservicing agreement shall be acceptable to the NIMS Insurer and be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

(b)

The Servicer, with the prior written consent of the NIMS Insurer, may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

(c)

Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Master Servicer, the NIMS Insurer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 7.05.

Inspection.

Upon reasonable advance notice (such advance notice to be no less than two (2) full Business Days advance notice), the Servicer shall accommodate the Master Servicer’s and the NIMS Insurer’s access during normal business hours, to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.  Upon request, the Servicer shall furnish to the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

This Agreement shall be terminable at the option of the Master Servicer or the NIMS Insurer if any of the following events of default exist on the part of the Servicer:

(i)

any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer from the Master Servicer or the NIMS Insurer; or

(ii)

failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 15 days; or

(iii)

failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Property is located; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

(viii)

the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder, in each case without complying fully with the provisions of Section 7.03.

In each and every such case, so long as an event of default shall not have been remedied within the applicable cure period, in addition to whatever rights the Master Servicer or the NIMS Insurer may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer or the NIMS Insurer, by notice in writing to the Servicer, and with the consent of the other parties, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer with the consent of the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor servicer, the Trustee or the NIMS Insurer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Master Servicer, the NIMS Insurer and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Trust Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

By a written notice, the Master Servicer, with the consent of the NIMS Insurer, or the NIMS Insurer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02.

Termination Without Cause.

(a)

This Agreement shall terminate upon:  (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer or Trust Fund, and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Rating Agencies and the NIMS Insurer or (iii) with respect to some or all of the Mortgage Loans, at the sole option of the Seller, without cause, upon 30 days’ written notice to the Servicer, subject to payment by the Seller of the Termination Fee as set forth in Exhibit E hereto or other fees as mutually agreed upon by the parties and to the other limitations set forth below.  Any such notice of termination shall be in writing and delivered to the Servicer, the Master Servicer, the Trustee and the NIMS Insurer by registered mail to the address set forth in Section 9.03.  In connection with any termination pursuant to clause (i) of the first sentence of Section 8.02(a), all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be deducted by the Servicer from the final remittance of the funds to the Master Servicer.  In connection with any termination pursuant to clauses (ii) or (iii) of the first sentence of this Section 8.02(a), all unreimbursed Servicing Fees, Servicing Advances, Monthly Advances and applicable Termination Fees still owing the Servicer shall be paid at the time of such termination by the Trust Fund by deducting from final remittance of the funds to successor servicer (on first three items) and by the Seller (on Termination Fee).

Upon a termination of the Servicer for cause pursuant to Section 8.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Trust Fund as such amounts are received from the related Mortgage Loans.

In the event that Seller terminates the Servicer without cause with respect to some or all of the Mortgage Loans in accordance with Section 8.02(a)(iii), the Seller shall be required to pay to the Servicer a Termination Fee in the amount set forth at Exhibit E hereto as of the date of such termination; provided, that no Termination Fee shall be paid or payable with respect to the unpaid principal balance of any terminated Distressed Mortgage Loan.

(b)

 In the event the Servicer decides to terminate its obligations under this Agreement as set forth in clause (ii) of Section 8.02(a), the Servicer agrees that it will continue to service the Mortgage Loans beyond the prescribed termination date until such time as the Master Servicer, using reasonable commercial efforts, is able to appoint a successor servicer acceptable to the NIMS Insurer and otherwise meeting the characteristics of Sections 7.01 and 9.01.

Section 8.03.

Termination for Distressed Mortgage Loans.

(a) Subject to the requirements set forth in this Section 8.03, the Seller may terminate this Agreement with the prior consent of the NIMS Insurer and the Master Servicer, with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans as of the Notice Date and servicing of such Mortgage Loans shall be transferred to the Special Servicer.  The appointment of a Special Servicer by the Seller and the execution of a special servicing agreement between the Seller and the Special Servicer shall be subject to the consent of the Master Servicer and the NIMS Insurer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIMS Securities.  Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan.  All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer upon such transfer to the Special Servicer.

(b)

All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee or any other Person in appointing a Special Servicer, or of the Servicer in transferring the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement to the related Party within fifteen (15) Business Days upon receipt of an invoice from such party.   The Seller shall be responsible for the delivery of all required Transfer Notices and will send a copy of the Transfer Notice to the Master Servicer.

(c)

Notwithstanding the foregoing provisions of this Section 8.03, the NIMS Insurer may, at its option, withhold their consent to the transfer of a Distressed Mortgage Loan to a Special Servicer and elect to purchase such Distressed Mortgage Loan at a price equal to its Purchase Price.  Prior to such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loan pursuant to Section 4.03.  Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price.  The Servicers on behalf of the Trustee shall immediately effectuate the conveyance of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer.

Section 8.04.

[RESERVED]

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02(a)(ii), the Master Servicer shall (i) within 90 days of the Servicer’s receipt of notice of such termination, succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement (except that the Master Servicer shall immediately assume all of the obligations of the Servicer to make Monthly Advances), or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer and the NIMS Insurer to the extent required by the Trust Agreement, shall be a member in good standing of the MERS system.  The final approval of a successor servicer shall be conditioned upon the receipt by the Trustee, the Master Servicer, the NIMS Insurer and the Seller of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of the Servicing Fee permitted under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed pursuant to this Section 9.01, or until the Master Servicer succeeds to and assumes all of the Servicer’s responsibilities, rights, duties and obligations pursuant to this Section 9.01, and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 6.01 and the remedies available to the Trustee, the Master Servicer, the NIMS Insurer and the Seller under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable not only to such successor servicer but also to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Notwithstanding the foregoing, the Master Servicer, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity and after due notification to the Servicer, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of the Mortgage Notes and related documents, and the Assignments of Mortgage.  The Servicer shall cooperate with the Master Servicer, the NIMS Insurer or the Seller, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Trust Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.  All costs and fees incurred by the Servicer arising from the aforementioned process in connection with any termination pursuant to Section 8.02(a)(ii) or (iii) shall be reimbursed by the Seller within fifteen (15) Business Days following receipt of an invoice from the Servicer.

Any successor servicer appointed as provided herein shall execute, acknowledge and deliver to the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and provide for the same remedies set forth in Section 6.02 and Section 6.03 herein (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Seller, the Depositor, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.03 of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Trust Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee, the Master Servicer, the NIMS Insurer, the Seller and the Depositor of such appointment in accordance with the procedures set forth in Section 9.03.

Section 9.02.

Costs.

The Seller shall pay any legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities pursuant to Section 8.02(a)(iii) of this Agreement, including fees for delivering Servicing Files, shall be paid by the Seller within five (5) Business Days upon receipt of an invoice from the Servicer.  Subject to Sections 2.02 and 3.01(a), the Seller shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages if performed by the Servicer.

Section 9.03.

Notices.

All demands, notices, consents, reports, directions, instructions, statements and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other parties by like notice):

(i)

if to the Seller:

Lehman Brothers Holdings Inc.

745 Seventh Avenue, 7th Floor

New York, New York 10019

Attention: Manager, Contract Finance

Telephone:  (212) 526-7000

Facsimile:   (212) 526-8950

(ii)

if to the Servicer:

Option One Mortgage Corporation

3 Ada

Irvine, California 92618

Contracts (DC-LGL) Legal Department

Telephone:  (949) 790-3600 (extension 33038)

Facsimile:   (949) 790-3911

(iii)

if to the Master Servicer:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attention:  E. Todd Whittemore

Telephone:  (303) 632-3422

Facsimile:   (303) 632-4287

(iv)

if to the Trustee:

Wells Fargo Bank Minnesota, National Association

P. O. Box 98

Columbia, MD 21046

Attention:  Corporate Trust Group

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia Maryland 21045)

Telephone (410) 884-2000

Facsimile: (410) 715-2380

(v)

if to the NIMS Insurer:

As provided in the Trust Agreement.

(vii)

if to the Credit Risk Manager:

The Murrayhill Company

1700 Lincoln Street, Suite 1600

Denver, Colorado 80203

Attention:  General Counsel (SAIL 2003-BC12)

Telephone:  (720) 947-6947

Facsimile:  (720) 947-6598

Any such communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.04.

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.05.

No Personal Solicitation.

From and after the related Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Servicer may not solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage status, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or if the Mortgagor initiates a title search, and shall refer such Mortgagor to the Seller or its agent as provided to the Servicer; provided however, if upon such referral of the Servicer to the Seller or its agent, the Mortgagor decides to reference such Mortgage Loan with the Servicers, the Sellers shall not hinder the Mortgagor’s right to choose its refinancing agent, and may solicit such Mortgagor for refinancing; provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its Affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio, telephone and television advertisements shall not constitute solicitation under this Section 9.05 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

Section 9.06.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.07.

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.08.

Further Agreements.

The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.09.

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving, only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights, which are solely owned by the Servicer) related thereto.

Section 9.10.

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee, the NIMS Insurer and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller without the consent of the NIMS Insurer except as and to the extent provided in Section 9.11.

Section 9.11.

Assignment by Seller.

The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part (but exclusive of the Servicer’s rights and obligations as owner of the servicing rights relating to the Mortgage Loans), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.  All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee.

Section 9.12.

Amendment.

This Agreement may be amended from time to time by the Servicer and the Seller by written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment is permitted under the terms of this Agreement, the Servicer has complied with all applicable requirements of this Agreement, and such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities.

Any such amendment shall be deemed not to adversely affect in any material respect any of the interest of the Certificateholders in the Mortgage Loans or the NIM Securities if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates and the NIM Securities (and any Opinion of Counsel requested by the Trustee, the NIMS Insurer, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

Section 9.13.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

Section 9.14.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.15.

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee (acting through the Master Servicer) and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Credit Risk Management Agreement.  Notwithstanding the foregoing, all rights and any obligations of the Trustee, the Servicer and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIMS Securities.

Section 9.16.

Confidentiality.

(a)

Definition.  For the purpose of this Agreement, the term “Confidential Information” shall mean any information (including but not limited to , financial and business information relating to the Servicer’s business or affairs, including but not limited to, products and services, and those in development, and accompanying marketing plans and business strategies, now known or in possession of, or hereafter learned or acquired, by the Servicer, or any third party’s information in the Servicer’s possession which is subject to an obligation on the part of the Servicer to maintain the confidentiality of such information, including without limitation, “non-public personal information” (as defined in the Gramm-Leach-Bliley Act (the “GLB Act”) and in its enabling regulations issued by the Federal Trade Commission) of customers and customers of the Servicer.

(b)

For purposes of this Agreement, Confidential Information shall not include information that:  (i) is or has become publicly known other than as a result of disclosure by the Seller, the Master Servicer or the Trustee (each a “Receiving Party”) in violation of this Agreement; (ii) is received by or available to a Receiving Party properly and lawfully from a third party without restriction on disclosure and without knowledge or reasonable suspicion that the third party’s disclosure is in breach of any obligations to Servicer or anyone else; (iii) has been developed by the Receiving Party completely independent and without the use of any Confidential Information; (iv) has been approved for public release by prior written authorization from the Servicer; or (v) is required to be disclosed by a governmental authority or related governmental agency or is otherwise required to be disclosed by law.  For purposes of clause (iv) above, Servicer hereby authorizes without the requirement of the Receiving Parties obtaining from the Servicer any separate or additional prior written authorization, the disclosure of any information relative to the Servicer or the Mortgage Loans by a Receiving Party or its Representatives (as defined below) which is reasonably required to be disclosed, in the normal course of secondary market transactions, to successor purchasers of the Mortgage Loans from the Receiving Parties, to rating agencies, mortgage insurance companies and related financial guaranty insurer of any related mortgage pass-through securities.

Each Receiving Party agrees that:

1.

It shall abide by and respect Disclosing Party’s rights of any nature (including without limitation obligations imposed upon Disclosing Party’s to protect the rights of third parties) in the Confidential Information (including but not limited to, patents, copyrights and trade secrets) and shall maintain and preserve the confidentiality of such information, including but without limitation, taking such steps to protect and preserve the confidentiality of the Confidential Information as it takes to preserve and protect the confidentiality of its own proprietary and confidential information;

2.

Except as expressly permitted by this Section 9.16, neither Receiving Party nor its subsidiaries, affiliates, and non-affiliated third party vendors and other agents of Receiving Party, as well as any directors, members, officers, and employees of any such entities (collectively, “Representatives”) shall (i) use the Confidential Information, either directly or indirectly, for any purpose other than as contemplated herein or (ii) disclose such Confidential Information to any third party (except to its subcontractors and consultants who have agreed in writing to maintain the confidentiality of the Confidential Information and use the Confidential Information only to the extent required to perform their duties in any manner, in whole or in part, without the express written consent of the Servicer.  Moreover, a Receiving Party shall not, except as otherwise required by law, issue any reports, statements or releases pertaining to its access to the Confidential Information, or disclose to any third party that such information is transmitted or accessible to Receiving Party from Disclosing Party, without Disclosing Party’s prior written consent.

3.

It shall, upon termination of the business relationship between the parties or at any time upon Servicer’s prior written request, immediately return to Servicer or destroy, as Servicer may direct, all tangible material within its possession, custody or control containing or reflecting any portion of the Confidential Information, and shall make no further use or disclosure of the Confidential Information for any purpose; and upon Servicer’s request, Receiving Party shall promptly certify that such action has been taken.

4.

Each Receiving Party shall establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, the GLB Act, the regulations provided thereunder, or any other applicable privacy laws and regulations.  Without limiting the foregoing, a Receiving Party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information, (ii) protect against any unauthorized access to or use of the Confidential Information.

5.

The Servicer shall have the right, during regular office hours and upon reasonable notice, to audit a Receiving Party to ensure compliance with the terms of this Agreement, the GLB Act and other privacy laws and regulations.

Upon receipt of any governmental, judicial or administrative order, subpoena, or discovery request seeking the disclosure of Confidential Information, a Receiving Party shall immediately notify the Servicer in writing of the Confidential Information sought so that the Servicer may seek an appropriate protective order, or take other appropriate measures or, at its discretion, waive Receiving Party’s compliance with the provisions of this Agreement.  A Receiving Party shall cooperate reasonably with the Servicer in contesting such request/demand (at the Servicer’s expense), including consulting as to the advisability of legally attempting to contest or list such request/demand.  If in the absence of a protective order or a waiver hereunder from the Servicer, a Receiving Party is compelled to disclose any Confidential Information to any tribunal or suffer penalty, such Receiving Party may disclose such Confidential Information to such tribunal without liability hereunder; provided, however, a Receiving Party:  (i) shall give the Servicer written notice of the Confidential Information to be so disclosed as far in advance of its disclosure as is practicable; (ii) shall furnish only that portion of the Confidential Information which it is legally required to; and (iii) shall use best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portions of the Confidential Information to be disclosed as Disclosing Party designates.

Except as otherwise specifically provided for herein, each party hereto agrees that this Section 9.16 shall remain in force and effect in perpetuity with regard to any information as defined by the GLB Act and other privacy related laws, rules and regulations.

General Interpretive Principles.

Section 9.17.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration.

Section 9.18.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Master Servicer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:

/s/ Joseph J. Kelly
           Name:  Joseph J. Kelly

           Title:    Authorized Signatory

OPTION ONE MORTGAGE CORPORATION,
as Servicer

By:

/s/ Rod Smith
            Name:  Rod Smith
            Title:    Vice President

AURORA LOAN SERVICES INC.,
as Master Servicer

By:

/s/Ralph A. Lenzi
            Name:  Ralph A. Lenzi
            Title:    Chief Executive Officer

Acknowledged by:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
as Trustee

By:/s/ Stacey Taylor
            Name:  Stacy Taylor
            Title:    Assistant Vice President

EXHIBIT A

Schedule of Mortgage Loans

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 20__

To:

___________________________

___________________________

___________________________
(the “Depository”)

As Servicer under the Servicing Agreement, dated as of November 1, 2003 (the “Agreement”), we hereby authorize and request you to establish a Custodial Accounts pursuant to Section 3.03 of the Agreement designated as “Option One Mortgage Corporation in trust for Wells Fargo Bank Minnesota, National Association, as Trustee for the Structured Asset Investment Loan Trust, 2003-BC12.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OPTION ONE MORTGAGE CORPORATION

By:______________________________
     Name:
     Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

__________________________________
Depository

By:______________________________
     Name:
     Title:
     Date:

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

_______ __, 20__

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Servicing Agreement, dated as of November 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Option One Mortgage Corporation in trust for Wells Fargo Bank Minnesota, National Association, as Trustee for the Structured Asset Investment Loan Trust, Series 2003-BC12.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OPTION ONE MORTGAGE CORPORATION

By:______________________________
     Name:
     Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

__________________________________
Depository

By:______________________________
     Name:
     Title:
     Date:

EXHIBIT D-1

Aurora Loan Services Inc. Master Servicing Default Reporting
DATA FIELD REQUIREMENTS

Data must be submitted to the Master Servicer in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template every month when submitting data.

Table: Delinquency
Name	Type	Character Size
Servicer Loan #	Number (Double)	10
Investor Loan #	Number (Double)	10
Servicer Investor #	Text	3
Borrower Name	Text	20
Address	Text	30
State	Text	2
Zip	Text	10
Due Date	Date/Time	8
Status Code (“Man Code”)	Text	1
File Referred to Attorney	Date/Time	8
1st Legal	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
Reason For Delinquency	Text	10
Eviction Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8
BK Discharge/Dismissal Date	Date/Time	8
BK Hearing Date	Date/Time	8
POC Date	Date/Time	8
BK Case Number	Text	30 Maximum
F/C Sale Amount	Currency	8
Redemption Exp. Date	Date/Time	8
Property Value Date	Date/Time	8
Current Property Value	Currency	8
MI Cancellation Date	Date/Time	8
MI Claim Filed Date	Date/Time	8
MI Claim Amount	Currency	8
MI Claim Reject Date	Date/Time	8
MI Claim Resubmit Date	Date/Time	8
MI Claim Paid Date	Date/Time	8
MI Claim Amount Paid	Currency	8
Pool Claim Filed Date	Date/Time	8
Pool Claim Amount	Currency	8
Pool Claim Reject Date	Date/Time	8
Pool Claim Paid Date	Date/Time	8
Pool Claim Amount Paid	Currency	8
Pool Claim Resubmit Date	Date/Time	8
FHA Part A Claim Filed Date	Date/Time	8
FHA Part A Claim Amount	Currency	8
FHA Part A Claim Paid Date	Date/Time	8
FHA Part A Claim Paid Amount	Currency	8
FHA Part B Claim Filed Date	Date/Time	8
FHA Part B Claim Amount	Currency	8
FHA Part B Paid Date	Date/Time	8
FHA Part B Claim Paid Amount	Currency	8
VA Claim Filed Date	Date/Time	8
VA Claim Paid Date	Date/Time	8
VA Claim Paid Amount	Currency	8

The Status Code Field should show ALS’ applicable Man code as used by ALS from time-to-time for action being taken.

EXHIBIT D-2

STANDARD LAYOUT

FIELD NAME	DESCRIPTION	FORMAT
INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals ..00 IF PAIDOFF

EXHIBIT E

SCHEDULE OF TERMINATION FEES

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
0	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
1	0.97%	0.98%	0.96%	0.98%	0.98%	0.98%
2	0.95%	0.96%	0.91%	0.96%	0.96%	0.96%
3	0.92%	0.94%	0.88%	0.95%	0.94%	0.95%
4	0.90%	0.92%	0.84%	0.93%	0.93%	0.93%
5	0.88%	0.90%	0.81%	0.92%	0.91%	0.92%
6	0.86%	0.89%	0.78%	0.90%	0.90%	0.90%
7	0.84%	0.87%	0.76%	0.89%	0.89%	0.89%
8	0.83%	0.86%	0.74%	0.88%	0.88%	0.88%
9	0.81%	0.84%	0.72%	0.87%	0.86%	0.87%
10	0.80%	0.83%	0.71%	0.86%	0.86%	0.86%
11	0.79%	0.82%	0.71%	0.85%	0.85%	0.85%
12	0.78%	0.81%	0.71%	0.85%	0.84%	0.85%
13	0.77%	0.80%	0.71%	0.84%	0.84%	0.84%
14	0.76%	0.79%	0.71%	0.84%	0.83%	0.84%
15	0.74%	0.79%	0.71%	0.84%	0.83%	0.84%
16	0.73%	0.78%	0.71%	0.84%	0.83%	0.84%
17	0.72%	0.78%	0.71%	0.84%	0.83%	0.84%
18	0.71%	0.77%	0.71%	0.84%	0.83%	0.84%
19	0.69%	0.77%	0.71%	0.84%	0.83%	0.84%
20	0.68%	0.76%	0.71%	0.84%	0.82%	0.84%
21	0.66%	0.76%	0.72%	0.84%	0.82%	0.84%
22	0.65%	0.75%	0.72%	0.84%	0.82%	0.84%
23	0.63%	0.74%	0.72%	0.84%	0.82%	0.84%
24	0.62%	0.74%	0.72%	0.84%	0.82%	0.83%
25	0.64%	0.73%	0.72%	0.84%	0.82%	0.83%
26	0.67%	0.72%	0.72%	0.84%	0.82%	0.83%
27	0.70%	0.72%	0.73%	0.84%	0.82%	0.83%
28	0.72%	0.71%	0.73%	0.84%	0.82%	0.83%
29	0.74%	0.70%	0.73%	0.83%	0.82%	0.83%
30	0.77%	0.69%	0.74%	0.83%	0.82%	0.83%
31	0.78%	0.68%	0.74%	0.83%	0.81%	0.83%
32	0.79%	0.67%	0.74%	0.83%	0.81%	0.83%
33	0.80%	0.66%	0.75%	0.83%	0.81%	0.83%
34	0.81%	0.65%	0.75%	0.83%	0.81%	0.83%
35	0.83%	0.64%	0.75%	0.83%	0.81%	0.83%
36	0.84%	0.63%	0.76%	0.83%	0.81%	0.83%

				Fixed
Months Since				15/15 &
Mortgage Loan		6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
37	0.84%	0.64%	0.77%	0.83%	0.81%	0.83%
38	0.85%	0.64%	0.77%	0.83%	0.81%	0.83%
39	0.85%	0.65%	0.78%	0.83%	0.81%	0.83%
40	0.85%	0.66%	0.79%	0.83%	0.80%	0.83%
41	0.86%	0.67%	0.79%	0.83%	0.80%	0.83%
42	0.86%	0.67%	0.80%	0.83%	0.80%	0.83%
43	0.87%	0.68%	0.81%	0.83%	0.80%	0.83%
44	0.87%	0.69%	0.82%	0.83%	0.80%	0.83%
45	0.88%	0.70%	0.83%	0.83%	0.80%	0.83%
46	0.88%	0.72%	0.85%	0.83%	0.80%	0.83%
47	0.89%	0.73%	0.86%	0.83%	0.80%	0.83%
48	0.89%	0.74%	0.88%	0.83%	0.80%	0.83%
49	0.89%	0.74%	0.88%	0.83%	0.79%	0.83%
50	0.89%	0.75%	0.87%	0.83%	0.79%	0.83%
51	0.89%	0.75%	0.87%	0.83%	0.79%	0.83%
52	0.89%	0.75%	0.87%	0.83%	0.79%	0.83%
53	0.89%	0.76%	0.87%	0.83%	0.79%	0.83%
54	0.89%	0.76%	0.87%	0.83%	0.79%	0.83%
55	0.89%	0.76%	0.87%	0.83%	0.79%	0.83%
56	0.89%	0.77%	0.87%	0.83%	0.78%	0.83%
57	0.89%	0.77%	0.87%	0.83%	0.78%	0.83%
58	0.89%	0.77%	0.87%	0.83%	0.78%	0.83%
59	0.89%	0.78%	0.87%	0.83%	0.78%	0.83%
60	0.89%	0.78%	0.87%	0.83%	0.78%	0.83%
61	0.89%	0.78%	0.87%	0.83%	0.78%	0.83%
62	0.89%	0.78%	0.87%	0.83%	0.77%	0.83%
63	0.89%	0.78%	0.87%	0.83%	0.77%	0.83%
64	0.89%	0.78%	0.87%	0.83%	0.77%	0.83%
65	0.89%	0.78%	0.87%	0.83%	0.77%	0.82%
66	0.89%	0.78%	0.87%	0.83%	0.77%	0.82%
67	0.89%	0.78%	0.87%	0.83%	0.77%	0.82%
68	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
69	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
70	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
71	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
72	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
73	0.89%	0.78%	0.87%	0.83%	0.76%	0.82%
74	0.89%	0.78%	0.87%	0.83%	0.75%	0.82%
75	0.89%	0.78%	0.87%	0.83%	0.75%	0.82%
76	0.89%	0.78%	0.87%	0.83%	0.75%	0.82%
77	0.89%	0.78%	0.87%	0.83%	0.75%	0.82%

				Fixed
Months Since				15/15 &
Mortgage Loan		6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
78	0.89%	0.78%	0.87%	0.83%	0.75%	0.82%
79	0.89%	0.78%	0.87%	0.83%	0.74%	0.82%
80	0.89%	0.78%	0.87%	0.83%	0.74%	0.82%
81	0.89%	0.78%	0.87%	0.83%	0.74%	0.82%
82	0.89%	0.78%	0.87%	0.83%	0.74%	0.82%
83	0.89%	0.78%	0.87%	0.83%	0.73%	0.82%
84	0.89%	0.78%	0.87%	0.83%	0.73%	0.81%
85	0.89%	0.78%	0.87%	0.83%	0.73%	0.81%
86	0.89%	0.78%	0.87%	0.83%	0.73%	0.81%
87	0.89%	0.78%	0.87%	0.83%	0.72%	0.81%
88	0.89%	0.78%	0.87%	0.83%	0.72%	0.81%
89	0.89%	0.78%	0.87%	0.83%	0.72%	0.81%
90	0.89%	0.78%	0.87%	0.82%	0.72%	0.81%
91	0.89%	0.78%	0.87%	0.82%	0.71%	0.81%
92	0.89%	0.78%	0.87%	0.82%	0.71%	0.81%
93	0.89%	0.78%	0.87%	0.82%	0.71%	0.81%
94	0.88%	0.78%	0.87%	0.82%	0.71%	0.81%
95	0.88%	0.78%	0.87%	0.82%	0.70%	0.80%
96	0.88%	0.78%	0.87%	0.82%	0.70%	0.80%
97	0.88%	0.78%	0.87%	0.82%	0.70%	0.80%
98	0.88%	0.78%	0.87%	0.82%	0.69%	0.80%
99	0.88%	0.78%	0.87%	0.82%	0.69%	0.80%
100	0.88%	0.78%	0.87%	0.82%	0.69%	0.80%
101	0.88%	0.78%	0.87%	0.82%	0.68%	0.80%
102	0.88%	0.78%	0.87%	0.82%	0.68%	0.80%
103	0.88%	0.78%	0.87%	0.82%	0.68%	0.79%
104	0.88%	0.78%	0.87%	0.82%	0.67%	0.79%
105	0.88%	0.78%	0.87%	0.82%	0.67%	0.79%
106	0.88%	0.78%	0.87%	0.82%	0.67%	0.79%
107	0.88%	0.78%	0.87%	0.82%	0.66%	0.79%
108	0.88%	0.78%	0.87%	0.82%	0.66%	0.79%
109	0.88%	0.78%	0.87%	0.82%	0.66%	0.79%
110	0.88%	0.78%	0.87%	0.82%	0.65%	0.78%
111	0.88%	0.78%	0.87%	0.82%	0.65%	0.78%
112	0.88%	0.78%	0.87%	0.82%	0.65%	0.78%
113	0.88%	0.78%	0.87%	0.82%	0.64%	0.78%
114	0.88%	0.78%	0.87%	0.82%	0.64%	0.78%
115	0.88%	0.78%	0.87%	0.82%	0.63%	0.77%
116	0.88%	0.78%	0.87%	0.82%	0.63%	0.77%
117	0.88%	0.78%	0.87%	0.82%	0.62%	0.77%
118	0.88%	0.78%	0.87%	0.82%	0.62%	0.77%

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
119	0.88%	0.78%	0.87%	0.82%	0.62%	0.76%
120	0.88%	0.77%	0.87%	0.82%	0.61%	0.76%
121	0.88%	0.77%	0.87%	0.82%	0.61%	0.76%
122	0.88%	0.77%	0.87%	0.82%	0.60%	0.75%
123	0.88%	0.77%	0.87%	0.82%	0.60%	0.75%
124	0.88%	0.77%	0.87%	0.82%	0.59%	0.75%
125	0.88%	0.77%	0.87%	0.82%	0.59%	0.75%
126	0.88%	0.77%	0.87%	0.82%	0.58%	0.74%
127	0.88%	0.77%	0.87%	0.82%	0.58%	0.74%
128	0.88%	0.77%	0.87%	0.81%	0.57%	0.73%
129	0.88%	0.77%	0.87%	0.81%	0.56%	0.73%
130	0.88%	0.77%	0.87%	0.81%	0.56%	0.73%
131	0.88%	0.77%	0.87%	0.81%	0.55%	0.72%
132	0.88%	0.77%	0.87%	0.81%	0.55%	0.72%
133	0.88%	0.77%	0.87%	0.81%	0.54%	0.71%
134	0.88%	0.77%	0.87%	0.81%	0.53%	0.71%
135	0.88%	0.77%	0.87%	0.81%	0.53%	0.70%
136	0.88%	0.77%	0.87%	0.81%	0.52%	0.70%
137	0.87%	0.77%	0.87%	0.81%	0.51%	0.69%
138	0.87%	0.77%	0.86%	0.81%	0.51%	0.69%
139	0.87%	0.77%	0.86%	0.81%	0.50%	0.68%
140	0.87%	0.77%	0.86%	0.81%	0.49%	0.67%
141	0.87%	0.77%	0.86%	0.81%	0.49%	0.67%
142	0.87%	0.77%	0.86%	0.81%	0.48%	0.66%
143	0.87%	0.77%	0.86%	0.81%	0.47%	0.65%
144	0.87%	0.77%	0.86%	0.81%	0.46%	0.65%
145	0.87%	0.77%	0.86%	0.81%	0.46%	0.64%
146	0.87%	0.77%	0.86%	0.81%	0.45%	0.63%
147	0.87%	0.77%	0.86%	0.81%	0.44%	0.62%
148	0.87%	0.77%	0.86%	0.81%	0.43%	0.61%
149	0.87%	0.77%	0.86%	0.81%	0.42%	0.61%
150	0.87%	0.77%	0.86%	0.81%	0.41%	0.60%
151	0.87%	0.77%	0.86%	0.81%	0.40%	0.59%
152	0.87%	0.77%	0.86%	0.81%	0.39%	0.58%
153	0.87%	0.77%	0.86%	0.81%	0.39%	0.57%
154	0.87%	0.77%	0.86%	0.80%	0.38%	0.55%
155	0.87%	0.77%	0.86%	0.80%	0.37%	0.54%
156	0.87%	0.77%	0.86%	0.80%	0.36%	0.53%
157	0.87%	0.76%	0.86%	0.80%	0.34%	0.52%
158	0.87%	0.76%	0.86%	0.80%	0.33%	0.50%
159	0.87%	0.76%	0.86%	0.80%	0.32%	0.49%

					Fixed
Months Since					15/15 &
Mortgage Loan		6 Mo.		Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
160	0.87%	0.76%	0.86%	0.80%	0.31%	0.48%
161	0.87%	0.76%	0.86%	0.80%	0.30%	0.46%
162	0.87%	0.76%	0.86%	0.80%	0.29%	0.44%
163	0.87%	0.76%	0.86%	0.80%	0.28%	0.43%
164	0.87%	0.76%	0.86%	0.80%	0.26%	0.41%
165	0.86%	0.76%	0.86%	0.80%	0.25%	0.39%
166	0.86%	0.76%	0.86%	0.80%	0.24%	0.37%
167	0.86%	0.76%	0.86%	0.80%	0.23%	0.35%
168	0.86%	0.76%	0.86%	0.80%	0.21%	0.33%
169	0.86%	0.76%	0.86%	0.80%	0.20%	0.31%
170	0.86%	0.76%	0.86%	0.80%	0.18%	0.29%
171	0.86%	0.76%	0.86%	0.80%	0.17%	0.27%
172	0.86%	0.76%	0.86%	0.80%	0.15%	0.24%
173	0.86%	0.76%	0.86%	0.80%	0.14%	0.22%
174	0.86%	0.76%	0.86%	0.79%	0.12%	0.19%
175	0.86%	0.76%	0.86%	0.79%	0.11%	0.16%
176	0.86%	0.76%	0.86%	0.79%	0.09%	0.13%
177	0.86%	0.76%	0.86%	0.79%	0.07%	0.10%
178	0.86%	0.76%	0.85%	0.79%	0.06%	0.07%
179	0.86%	0.76%	0.85%	0.79%	0.04%	0.04%
180	0.86%	0.76%	0.85%	0.79%
181	0.86%	0.76%	0.85%	0.79%
182	0.86%	0.75%	0.85%	0.79%
183	0.86%	0.75%	0.85%	0.79%
184	0.86%	0.75%	0.85%	0.79%
185	0.85%	0.75%	0.85%	0.79%
186	0.85%	0.75%	0.85%	0.79%
187	0.85%	0.75%	0.85%	0.79%
188	0.85%	0.75%	0.85%	0.79%
189	0.85%	0.75%	0.85%	0.78%
190	0.85%	0.75%	0.85%	0.78%
191	0.85%	0.75%	0.85%	0.78%
192	0.85%	0.75%	0.85%	0.78%
193	0.85%	0.75%	0.85%	0.78%
194	0.85%	0.75%	0.85%	0.78%
195	0.85%	0.75%	0.85%	0.78%
196	0.85%	0.75%	0.85%	0.78%
197	0.85%	0.75%	0.85%	0.78%
198	0.85%	0.75%	0.85%	0.78%
199	0.85%	0.75%	0.85%	0.78%
200	0.84%	0.74%	0.85%	0.78%

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
201	0.84%	0.74%	0.85%	0.78%
202	0.84%	0.74%	0.85%	0.78%
203	0.84%	0.74%	0.85%	0.77%
204	0.84%	0.74%	0.84%	0.77%
205	0.84%	0.74%	0.84%	0.77%
206	0.84%	0.74%	0.84%	0.77%
207	0.84%	0.74%	0.84%	0.77%
208	0.84%	0.74%	0.84%	0.77%
209	0.84%	0.74%	0.84%	0.77%
210	0.84%	0.74%	0.84%	0.77%
211	0.84%	0.74%	0.84%	0.77%
212	0.84%	0.74%	0.84%	0.77%
213	0.83%	0.74%	0.84%	0.77%
214	0.83%	0.73%	0.84%	0.76%
215	0.83%	0.73%	0.84%	0.76%
216	0.83%	0.73%	0.84%	0.76%
217	0.83%	0.73%	0.84%	0.76%
218	0.83%	0.73%	0.84%	0.76%
219	0.83%	0.73%	0.84%	0.76%
220	0.83%	0.73%	0.84%	0.76%
221	0.83%	0.73%	0.84%	0.76%
222	0.83%	0.73%	0.84%	0.76%
223	0.83%	0.73%	0.83%	0.75%
224	0.82%	0.73%	0.83%	0.75%
225	0.82%	0.73%	0.83%	0.75%
226	0.82%	0.72%	0.83%	0.75%
227	0.82%	0.72%	0.83%	0.75%
228	0.82%	0.72%	0.83%	0.75%
229	0.82%	0.72%	0.83%	0.75%
230	0.82%	0.72%	0.83%	0.75%
231	0.82%	0.72%	0.83%	0.74%
232	0.82%	0.72%	0.83%	0.74%
233	0.81%	0.72%	0.83%	0.74%
234	0.81%	0.72%	0.83%	0.74%
235	0.81%	0.72%	0.83%	0.74%
236	0.81%	0.71%	0.83%	0.74%
237	0.81%	0.71%	0.82%	0.74%
238	0.81%	0.71%	0.82%	0.74%
239	0.81%	0.71%	0.82%	0.73%
240	0.81%	0.71%	0.82%	0.73%
241	0.80%	0.71%	0.82%	0.73%

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
242	0.80%	0.71%	0.82%	0.73%
243	0.80%	0.71%	0.82%	0.73%
244	0.80%	0.70%	0.82%	0.73%
245	0.80%	0.70%	0.82%	0.72%
246	0.80%	0.70%	0.82%	0.72%
247	0.79%	0.70%	0.82%	0.72%
248	0.79%	0.70%	0.81%	0.72%
249	0.79%	0.70%	0.81%	0.72%
250	0.79%	0.70%	0.81%	0.72%
251	0.79%	0.69%	0.81%	0.71%
252	0.79%	0.69%	0.81%	0.71%
253	0.79%	0.69%	0.81%	0.71%
254	0.78%	0.69%	0.81%	0.71%
255	0.78%	0.69%	0.81%	0.71%
256	0.78%	0.69%	0.81%	0.71%
257	0.78%	0.69%	0.80%	0.70%
258	0.78%	0.68%	0.80%	0.70%
259	0.77%	0.68%	0.80%	0.70%
260	0.77%	0.68%	0.80%	0.70%
261	0.77%	0.68%	0.80%	0.70%
262	0.77%	0.68%	0.80%	0.69%
263	0.77%	0.68%	0.80%	0.69%
264	0.76%	0.67%	0.80%	0.69%
265	0.76%	0.67%	0.79%	0.69%
266	0.76%	0.67%	0.79%	0.68%
267	0.76%	0.67%	0.79%	0.68%
268	0.76%	0.67%	0.79%	0.68%
269	0.75%	0.66%	0.79%	0.68%
270	0.75%	0.66%	0.79%	0.67%
271	0.75%	0.66%	0.78%	0.67%
272	0.75%	0.66%	0.78%	0.67%
273	0.74%	0.65%	0.78%	0.67%
274	0.74%	0.65%	0.78%	0.66%
275	0.74%	0.65%	0.78%	0.66%
276	0.74%	0.65%	0.78%	0.66%
277	0.73%	0.65%	0.77%	0.66%
278	0.73%	0.64%	0.77%	0.65%
279	0.73%	0.64%	0.77%	0.65%
280	0.72%	0.64%	0.77%	0.65%
281	0.72%	0.64%	0.77%	0.64%
282	0.72%	0.63%	0.76%	0.64%

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
283	0.72%	0.63%	0.76%	0.64%
284	0.71%	0.63%	0.76%	0.64%
285	0.71%	0.62%	0.76%	0.63%
286	0.71%	0.62%	0.76%	0.63%
287	0.70%	0.62%	0.75%	0.63%
288	0.70%	0.62%	0.75%	0.62%
289	0.70%	0.61%	0.75%	0.62%
290	0.69%	0.61%	0.75%	0.62%
291	0.69%	0.61%	0.74%	0.61%
292	0.68%	0.60%	0.74%	0.61%
293	0.68%	0.60%	0.74%	0.60%
294	0.68%	0.60%	0.73%	0.60%
295	0.67%	0.59%	0.73%	0.60%
296	0.67%	0.59%	0.73%	0.59%
297	0.66%	0.59%	0.73%	0.59%
298	0.66%	0.58%	0.72%	0.58%
299	0.66%	0.58%	0.72%	0.58%
300	0.65%	0.57%	0.72%	0.58%
301	0.65%	0.57%	0.71%	0.57%
302	0.64%	0.57%	0.71%	0.57%
303	0.64%	0.56%	0.70%	0.56%
304	0.63%	0.56%	0.70%	0.56%
305	0.63%	0.55%	0.70%	0.55%
306	0.62%	0.55%	0.69%	0.55%
307	0.62%	0.54%	0.69%	0.54%
308	0.61%	0.54%	0.68%	0.54%
309	0.61%	0.53%	0.68%	0.53%
310	0.60%	0.53%	0.68%	0.53%
311	0.59%	0.52%	0.67%	0.52%
312	0.59%	0.52%	0.67%	0.51%
313	0.58%	0.51%	0.66%	0.51%
314	0.58%	0.51%	0.66%	0.50%
315	0.57%	0.50%	0.65%	0.50%
316	0.56%	0.50%	0.64%	0.49%
317	0.56%	0.49%	0.64%	0.48%
318	0.55%	0.48%	0.63%	0.48%
319	0.54%	0.48%	0.63%	0.47%
320	0.54%	0.47%	0.62%	0.47%
321	0.53%	0.47%	0.61%	0.46%
322	0.52%	0.46%	0.61%	0.45%
323	0.51%	0.45%	0.60%	0.44%

					Fixed
Months Since					15/15 &
Mortgage Loan			6 Mo.	Fixed	Fixed	Fixed
Origination	2/28	3/27	ARM	30/30	10/10	Balloon
324	0.51%	0.45%	0.59%	0.44%
325	0.50%	0.44%	0.59%	0.43%
326	0.49%	0.43%	0.58%	0.42%
327	0.48%	0.42%	0.57%	0.41%
328	0.47%	0.42%	0.56%	0.41%
329	0.46%	0.41%	0.55%	0.40%
330	0.45%	0.40%	0.54%	0.39%
331	0.44%	0.39%	0.54%	0.38%
332	0.43%	0.38%	0.53%	0.37%
333	0.42%	0.37%	0.52%	0.36%
334	0.41%	0.36%	0.51%	0.35%
335	0.40%	0.36%	0.49%	0.34%
336	0.39%	0.35%	0.48%	0.33%
337	0.38%	0.34%	0.47%	0.32%
338	0.37%	0.33%	0.46%	0.31%
339	0.36%	0.32%	0.45%	0.30%
340	0.35%	0.31%	0.43%	0.29%
341	0.33%	0.29%	0.42%	0.28%
342	0.32%	0.28%	0.41%	0.27%
343	0.31%	0.27%	0.39%	0.26%
344	0.30%	0.26%	0.38%	0.25%
345	0.28%	0.25%	0.36%	0.24%
346	0.27%	0.24%	0.35%	0.22%
347	0.25%	0.22%	0.33%	0.21%
348	0.24%	0.21%	0.31%	0.20%
349	0.22%	0.20%	0.29%	0.19%
350	0.21%	0.18%	0.27%	0.17%
351	0.19%	0.17%	0.25%	0.16%
352	0.17%	0.15%	0.23%	0.14%
353	0.16%	0.14%	0.21%	0.13%
354	0.14%	0.12%	0.19%	0.12%
355	0.12%	0.11%	0.16%	0.10%
356	0.10%	0.09%	0.14%	0.08%
357	0.08%	0.07%	0.11%	0.07%
358	0.06%	0.06%	0.09%	0.05%
359	0.04%	0.04%	0.06%	0.03%
360

EXHIBIT F

SAIL 2003-BC12 TRUST AGREEMENT

EXHIBIT G

FORM OF CERTIFICATION TO BE PROVIDED TO
THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER

[Date]

RE:

Reference is made to the Servicing Agreement dated as of November 1, 2003 (the “Agreement”), by and among Option One Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services, Inc., as Master Servicer, and acknowledged by Wells Fargo Bank Minnesota, National Association, as Trustee.  I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Trustee, the Master Servicer and Structured Asset Securities Corporation (the “Depositor”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification (a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Agreement; and

5.

Based on my knowledge, all significant deficiencies relating to the Servicer’s compliance with the Agreement have been disclosed to the accountants conducting the annual review required under Section 5.02 of the Agreement.

OPTION ONE MORTGAGE CORPORATION

By:______________________________
     Name:
     Title:

EXHIBIT H

FANNIE MAE GUIDE NO. 95-19

FANNIE MAE GUIDE 95-19

ANNOUNCEMENT

Reference

o	Selling	This announcement amends the guide(s) indicated.
●	Servicing	Please keep it for reference until we issue a formal change.

Subject

"Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories.  To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us.  The status reported generally should be the one in effect as of the last business day of each month.  Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure• that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month.  Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off.  (The credit repositories will provide the applicable codes for reporting these statuses to them.)  A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report.  Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad
Senior Vice President – Mortgage and Lender Standards

11/20/95

FANNIE MAE GUIDE 95-19

ATTACHMENT 1

ANNOUNCEMENT

Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company	Telephone Number
Consumer Credit Associates, Inc. 950 Threadneedle Street, Suite 200 Houston, Texas 77079-2903	Call (713) 595-1190, either extension 150, 101, or 112, for all inquiries.

Equifax

Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services 601 TRW Parkway Allen, Texas 75002	Call (800) 831-5614 for all inquiries, current members should select option 3; lenders that need to set up an account should select Option 4.

Trans Union Corporation 555 West Adams Chicago, Illinois 60661	Call (312) 258-1818 to get the name of the local bureau to contact about setting up an account or obtaining other information.

11/20/95